                                                                    Exhibit 99.1

                                                     ---------------------------
                                                             OMBAPPROVAL
                                                     ---------------------------
                        UNITED STATES                OMB Number:       3235-0411
           SECURITIES AND EXCHANGE COMMISSION        Expires: September 30, 2006
                      WASHINGTON, D.C. 20549         Estimated average burden
                                                     hours per response .....1.0
                         FORM F-N                    ---------------------------

        APPOINTMENT OF AGENT FOR SERVICE OF PROCESS
           BY FOREIGN BANKS AND FOREIGN INSURANCE
       COMPANIES AND CERTAIN OF THEIR HOLDING COMPANIES
      AND FINANCE SUBSIDIARIES MAKING PUBLIC OFFERINGS
              OF SECURITIES IN THE UNITED STATES

GENERAL INSTRUCTIONS

I.   FORM F-N SHALL BE FILED WITH THE COMMISSION IN CONNECTION WITH THE FILING
     OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 BY:

     1.  a foreign issuer that is a foreign bank or foreign insurance company excepted from the definition of an investment company by rule 3a-6 [17
         CFR 270.3a-6] under the Investment Company Act of 1940 (the "1940
         Act");

     2.  a foreign issuer that is a finance subsidiary of a foreign bank or foreign insurance company, as those terms are defined in rule 3a-6 under the 1940 Act, if such finance subsidiary is excepted from the definition of investment company by rule 3a-5 [17 CFR 270.3a-5] under the 1940 Act; or

     3.  a foreign issuer that is excepted from the definition of investment company by rule 3a- 1 [17 CFR 270.3a-1] under the 1940. Act because some or all of its majority-owned subsidiaries are foreign banks or foreign insurance companies excepted from the definition of investment company by rule 3a-6 under the 1940 Act.

II.  NOTWITHSTANDING PARAGRAPH (1), THE FOLLOWING FOREIGN ISSUERS ARE NOT
     REQUIRED TO FILE FORM F-N:

     1.  a foreign issuer that has filed Form F-X [17 CFR 239.42] under the
         Securities Act of 1933 with the Commission with respect to the securities being offered; and

     2.  a foreign issuer filing a registration statement relating to debt securities or non-voting preferred stock that has on file with the
         Commission a currently accurate Form N-6C9 [17 CFR 274.304, rescinded]
         under the 1940 Act.

III. SIX COPIES OF THE FORM F-N, ONE OF WHICH SHALL BE MANUALLY SIGNED, SHALL BE
     FILED WITH THE COMMISSION AT ITS PRINCIPAL OFFICE. A FORM F-N FILED IN
     CONNECTION WITH ANY OTHER COMMISSION FORM SHOULD NOT BE BOUND TOGETHER WITH
     OR BE INCLUDED ONLY AS AN EXHIBIT TO, SUCH OTHER FORM.

         A.   Name of issuer or person filing ("Filer"): Endurance Specialty
                                                         Holdings Ltd.
                                                         -----------------------
         B.   This is (select one):
              [x]   an original filing for the Filer
              [ ]   an amended filing for the Filer

         C.   Identify the filing in conjunction with which this Form is being filed:

              Name of registrant   Endurance Specialty Holdings Ltd.
                                 -----------------------------------------------
              Form type  S-3
                       ---------------------------------------------------------
              File Number (if known)
                                    --------------------------------------------
              Filed by  Endurance Specialty Holdings Ltd.
                      ----------------------------------------------------------
              Date Filed (if filed concurrently, so indicate)    concurrently
                                                             -------------------
         D.   The Filer is incorporated or organized under the laws of (Name of the jurisdiction under whose laws the filer is organized or incorporated)

              Bermuda
              ------------------------------------------------------------------
              and has its principal place of business at (Address in full and telephone number) Wellesley House, 90 Pitts Bay Road, Pembroke
              HM08, Bermuda. 441-278-0440
              ------------------------------------------------------------------

                 POTENTIAL PERSONS WHO ARE TO RESPOND TO
                 THE COLLECTION OF INFOR - MATION CONTA
SEC 2306 (2-04)  INED IN THIS FORM ARE NOT REQUIRED TO
                 RESPOND UNLESS THE FORM DISPLAYS
                 CURRENTLY VALID OMB CONTROL NUMBER.

         E.   The Filer designates and appoints (Name of United States person serving as agent)

              CT Corporation System        ("Agent") located at (Address in full
              ---------------------------  in the United States and telephone number)

              111 Eight Avenue, 13th Floor, New York, NY 10011 212-590-9200
              -------------------------------------------------------------- as
              the agent of the Filer upon whom may be served any process, pleadings, subpoenas, or other papers in:

              (a)  any investigation or administrative proceeding conducted by the Commission, and

              (b)  any civil suitor action brought against the Filer or to which the Filer has been joined as defendant or respondent, in any appropriate court in any place subject to the jurisdiction of any state or of the United States or any of its
                   territories or possessions or of the District of Columbia,

              arising out of or based on any offering made or purported to be made in connection with the securities registered by the Filer on
              Form (Name of Form) S-3 filed on (Date) 12/19/05 or any purchases or sales of any security in connection therewith. The Filer stipulates and agrees that any such civil suit or action or administrative proceeding may be commenced by the service of process upon, and that service of an administrative subpoena shall be effected by service upon, such agent for service of process, and that the service as aforesaid shall be taken and held in all courts and administrative tribunals to be valid and binding as if personal service thereof had been made.

         F.   Each person filing this Form stipulates and agrees to appoint a successor agent for service of process and file an amended Form F
              -N if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date of the Filer's last
              registration statement or report, or amendment to any such registration statement or report, filed with the Commission under the Securities Act of 1933 or Securities Exchange Act of 1934.
              Filer further undertakes to advise the Commission promptly of any change to the Agent's name or address during the applicable period by amendment of this Form referencing the file number of the relevant registration form in conjunction with which the amendment is being filed.

         G.   Each person filing this form undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the Commission staff, and to furnish promptly, when requested to do so by the Commission staff, information relating to the securities registered pursuant to the form referenced in paragraph E or transactions in said securities.

              The Filer certifies that it has duly caused this power of
              attorney, consent, stipulation and agreement to be signed on its behalf by the undersigned, thereunto duly authorized, in the

              City of Pembroke       Country of  Bermuda
                     ---------------            --------------------
              this  December          day   9th     20    05   A.D.
                   -----------------      --------      ------
              Filer:                 By (Signature and Title):

              Endurance Specialty    /s/ John V. Del Col, General Counsel
              Holdings Ltd.              & Secretary
                                     -------------------------------------------

This statement has been signed by the following persons in the capacities and on the dates indicated.

                                   (Signature) /s/ Hillary England
                                              ----------------------------------
                                   (Title) Assistant Secretary
                                          --------------------------------------
                                   (Date) December 12, 2005
                                          --------------------------------------
              Instructions

              1.   The power of attorney, consent, stipulation and agreement
                   shall be signed by the Filer and its authorized Agent in the
                   United States.

              2.   The name of each person who signs Form F-N shall be typed or printed beneath his signature. Where any name is signed
                   pursuant to aboard resolution, acertified copy of the
                   resolution shall be filed with each copy of the Form. If any name is signed pursuant to a power of attorney, a manually signed copy of each power of attorney shall be filed with
                   each copy of the Form.

                                         2

SEC'S COLLECTION OF INFORMATION

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a currently valid control number. Filing of this Form is mandatory. Rule 489 under the Securities Act of
1933 [17 CFR 230.489] requires foreign banks and foreign insurance companies and holding companies and finance subsidiaries of foreign banks and foreign insurance companies that are excepted from the definition of "investment company"' by virtue of rules 3a-1, 3a-5, and 3a-6 under the Investment Company
Act of 1940 to file Form F-N to appoint an agent for service of process in the
United States when making a public offering of securities. The information collected on Form F-N is publicly available. Any member of the public may direct to the Commission any comments concerning the accuracy of the burden estimate of this Form and any suggestions for reducing the burden of the Form. This collection of information has been reviewed by the Office of Management and
Budget in accordance with the clearance requirements of 44 U.S.C. ss.3507.

                                       3